Exhibit 10.4

Counter Press Acquisition Corporation
1981 Marcus Avenue, Suite 227
Lake Success, NY 11042

February 8, 2022

Counter Press Sponsor LLC
1981 Marcus Avenue, Suite 227

Lake Success, NY 11042

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of Counter Press Acquisition Corporation’s (the “Company”) securities and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Counter Press Sponsor LLC shall, or shall cause its affiliates to, make available to the Company certain office space, utilities, secretarial support and other administrative support and services as may be required by the Company from time to time, situated at 1981 Marcus Avenue, Suite 227, Lake Success, NY 11042 (or any successor location). In exchange therefore, the Company shall pay Counter Press Sponsor LLC the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. Counter Press Sponsor LLC hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) to be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature Page Follows]

Very truly yours,

Counter Press Acquisition
Corporation

By:	/s/ Michael Kalt
	Name:	Michael Kalt
	Title:	Chief Financial Officer

AGREED TO AND ACCEPTED BY:

Counter Press Sponsor LLC

By:	/s/ Paul Conway
	Name:	Paul Conway
	Title:	Managing Member

[Signature Page – Administrative Services Agreement]